Exhibit No. 32.1
Form 10-QSB
BTHC VII, Inc.
File No. 0-52123

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BTHC VII, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 30, 2006                            By:   /s/ Timothy P. Halter
      ----------------                               ---------------------------
                                                               Timothy P. Halter
                                                         Chief Executive Officer
                                                     and Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to BTHC VII, Inc. and will be retained by BTHC VII, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.